UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2008
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32657	980363970
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados		N/A
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (246) 421-9471
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Asset Purchase Agreement
Computation of Ratios
Significant Subsidiaries of Nabors Industries Ltd.
Consent of Independent Registered Public Accounting Firm
Updated Selected Financial Data

ITEM 8.01 OTHER EVENTS
                This Current Report on Form 8-K, dated February 8, 2008, is being filed to update the historical financial statements included in Nabors Industries Ltd. Company’s Annual Report on Form 10-K for the year ended December 31, 2006 to reflect that the Company’s Sea Mar business, previously reported as continuing operations and included in Other Operating Segments, has been sold and is now being reported as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. During the third quarter of 2007, we sold 20 offshore supply vessels and certain related assets, including a right under a vessel construction contract. The operating results of the Sea Mar business were classified as a discontinued operation in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.
               The Company is filing this Current Report on Form 8-K to report the impact of this reclassification as a discontinued operation on previously issued financial statements. This reclassification has no effect on the Company’s total net income as reported in the Company’s financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 and has no effect on total assets, liabilities and shareholders’ equity or the statements of cash flows. This permits the Company to incorporate these financial statements by reference in SEC filings and other offering documents not filed with the SEC.
               This reclassification of the Sea Mar business from continuing operations to discontinued operations is set forth below in the various sections of our Annual Report on Form 10-K for the year ended December 31, 2006. These sections have not otherwise been updated for events occurring after the filing date of our Annual Report on Form 10-K for the year ended December 31, 2006.
Part II, Item 6. Selected Financial Data;
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
Part II, Item 8. Financial Statements and Supplementary Data; and
Part IV, Item 15. Exhibits, Financial Statement Schedules, Schedule II — Valuation and Qualifying Accounts.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit 2.5:	Asset Purchase Agreement dated July 20, 2007 by and among Nabors US Finance LLC, Sea Mar Management LLC, Sea Mar Division of Nabors Well Services Company and Hornback Offshore Services, Inc.
Exhibit 12:	Computation of Ratios.
Exhibit 21:	Significant Subsidiaries of Nabors Industries Ltd.
Exhibit 23.1:	Consent of Independent Registered Public Accounting Firm.
Exhibit 99.1:	Updated Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; Financial Statements and Supplementary Data; and accompanying exhibits Schedule II — Valuation and Qualifying Accounts for the years ended December 31, 2006, 2005 and 2004.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.
Date: February 8, 2008	By:	/s/ Eugene M. Isenberg
Eugene M. Isenberg
Chairman and Chief Executive Officer

Date: February 8, 2008	By:	/s/ Bruce P. Koch
Bruce P. Koch
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 2.5:	Asset Purchase Agreement dated July 20, 2007 by and among Nabors US Finance LLC, Sea Mar Management LLC, Sea Mar Division of Nabors Well Services Company and Hornback Offshore Services, Inc.
Exhibit 12:	Computation of Ratios.
Exhibit 21:	Significant Subsidiaries of Nabors Industries Ltd.
Exhibit 23.1:	Consent of Independent Registered Public Accounting Firm.
Exhibit 99.1:	Updated Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; Financial Statements and Supplementary Data; and accompanying exhibits Schedule II — Valuation and Qualifying Accounts for the years ended December 31, 2006, 2005 and 2004.

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